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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)        SEPTEMBER 16, 1998
                                                  ------------------------------



                              FRITZ COMPANIES, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



        DELAWARE                         0-20548                 94-3083515
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(STATE OR OTHER JURISDICTION        (COMMISSION FILE           (IRS EMPLOYER
      OF INCORPORATION)                  NUMBER)             IDENTIFICATION NO.)



706 MISSION STREET, SAN FRANCISCO, CALIFORNIA                       94103
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   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE        (415) 904-8360
                                                   -----------------------------



                                  INAPPLICABLE
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          (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)




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Item 5. Other Events

               On September 16, 1998, the Company issued a press release announcing the share repurchase authorization of up to $5 million of the Company's common stock by its Board of Directors. A copy of the press release is attached as Exhibit 1.

Item 7. Financial Statement and Exhibits

               (c) See the attached Exhibit Index.




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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    FRITZ COMPANIES, INC.




                                    By           /s/ LYNN C. FRITZ
                                       -----------------------------------------
                                                     Lynn C. Fritz
                                       Chairman of the Board and Chief Executive
                                          Officer (Principal Executive Officer)


Dated:  September 25, 1998




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                                  EXHIBIT INDEX



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
NUMBER                EXHIBIT                                               PAGE
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
  1                   Press release dated September 16, 1998.                5